UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

NUMEREX CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NUMEREX CORP 1600 Parkwood Circle
Suite 500
Label Area 4” x 1 1/2”	Atlanta Georgia 3039-2111 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on MAY, 15, 2009

Dear Shareholder,

The 2009 Annual Meeting of Shareholders of Numerex Corp, will be held at the Cobb Chamber of Commerce Media Center, 240 Interstate North Parkway Atlanta GA 30339, on May 15, 2009 at 11:00 AM (Eastern time).

Proposals to be considered at the Annual Meeting:

(1)	to elect six Directors to serve until the 2010 annual meeting of shareholders of the Company.

(2)
Proposal to ratify Grant Thornton, LLP as the company’s independent accountants for the fiscal year ending December 31, 2009 - Management recommends to vote for  all  nominees and for the proposal to ratify Grant Thornton, LLP as the company’s independent accountants.

Management recommends a vote “FOR”: Items 1 and 2.

*Shareholders are cordially invited to attend the Annual Meeting and vote in person.
You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

Label Area 4” x 1 1/2”

THIS AREA LEFT BLANK INTENTIONALLY	COMPANY ID: PROXY PROXY NUMBER:
The Proxy Materials are available for review at: http://www.cstproxy.com/numerex/2009	ACCOUNT NUMBER:

NUMEREX CORP
1600 Parkwood Circle

Suite 500
Atlanta, Georgia 3039-2111

Important Notice Regarding the Availability Of Proxy Materials

For the Shareholder Meeting to Be Held On May 15, 2009.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May, 7, 2009 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/numerex/2009

-	the Company’s Annual Report for the year ending December 31, 2008.
-	the Company’s 2009 Proxy Statement (including all attachments thereto)
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. you must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690, or

By logging on to http://www.cstproxy.com/numerex/2009 or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.